United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 15, 2000
                       (Date of earliest event reported)


                        PHOENIX GOLD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


            OREGON                     000-25866                93-1066325
  (State or other jurisdiction      (Commission file         (I.R.S. Employer
of incorporation or organization)        Number)          Identification Number)


        9300 NORTH DECATUR STREET, PORTLAND, OREGON               97203
         (Address of principal executive offices)               (Zip code)


                                 (503) 286-9300
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)











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


                        PHOENIX GOLD INTERNATIONAL, INC.
                                    FORM 8-K
                               DECEMBER 15, 2000


                                     INDEX
                                     -----


                                                                         Page
                                                                         ----

Item 2.         Acquisition or Disposition of Assets                      3

Item 7.         Financial Statements and Exhibits                         3










SIGNATURES                                                                4

INDEX TO EXHIBITS                                                         5

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

      Effective December 15, 2000, Phoenix Gold International, Inc. (the "Company") acquired for $2.5 million in cash certain assets of AudioSource, Inc., an unrelated, privately-held corporation based in Burlingame, California ("AudioSource"). The assets acquired included certain accounts receivable, inventories, tangible personal property, intellectual property and other assets used in the home theater and home audio market. No liabilities of AudioSource were assumed by the Company. In addition, AudioSource agreed not to compete with the Company in the home theater and home audio market for four years. The purchase price was paid from available cash reserves and from a drawdown under the Company's revolving line of credit.

      The foregoing description of the transaction is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Financial statements of business acquired.

            Not required.

     (b)    Pro forma financial information.

            Not required.

     (c)    Exhibits.

            The following exhibit is being filed herewith:

            1 Asset Purchase Agreement between AudioSource, Inc. and Phoenix Gold International, Inc., dated as of December 15, 2000.











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


                                    SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHOENIX GOLD INTERNATIONAL, INC.


                                    /s/ Joseph K. O'Brien
                                    --------------------------------
                                    Joseph K. O'Brien
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


Dated:  December 29, 2000























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


                                INDEX TO EXHIBITS


  Exhibit                                                                Page
  -------                                                                ----

    1      Asset Purchase Agreement Between AudioSource, Inc. and
            Phoenix Gold International, Inc. as of December 15, 2000      6

























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